Exhibit 10.1

FIFTH AMENDMENT TO
CREDIT AGREEMENT
AND CONSENT OF GUARANTORS

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of January 24, 2003, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL, CORP. and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Third Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 7, 2001, and that certain Fourth Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of July 12, 2002 (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants; and

Whereas, the Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

1.                                       COMMITMENT ADJUSTMENTS.  Each of the parties hereto acknowledges that certain Lenders are ceasing to be Lenders as of the Fifth Amendment Effective Date (as defined below) and that certain adjustments in the Commitments of other Lenders will be effective on the Fifth Amendment Effective Date.  Accordingly, the parties hereto agree that on and as of the Fifth Amendment Effective Date: (a) the Commitments of the Lenders identified in Schedule II as terminating lenders (such Lenders, the “Terminating Lenders”) shall terminate and each Terminating Lender shall cease to be a party to the Credit Agreement; and (b) the Commitments of each Lender that is not a Terminating Lender shall be adjusted to the amount set forth for such Lender on Schedule I as the Commitment of such Lender.

2.                                       AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

2.1                                 Amendments to Annex A to Credit Agreement (Definitions).  Annex A will be amended as follows:

(a)                                  The definition of “Liquidity” is deleted in its entirety.

(b)                                 The definition of “Eligible Accounts” is amended by deleting the phrase “Majority Lenders” appearing in the second sentence thereof and replacing it with the phrase “all Lenders”.

(c)                                  The definition of “Eligible Inventory” is amended by deleting the phrase “Majority Lenders” appearing in the second sentence thereof and replacing it with the phrase “all Lenders”.

(d)                                 The definition of “Permitted Liens” is amended by deleting clause (m) thereof and replacing it with the following clause (m):

“(m)                         Liens securing Debt permitted under Section 7.13(d), (e), (s), (t) and (u).

(e)                                  The definitions of “Applicable Margin”, “Maximum Inventory Loan Amount”, “Maximum Revolver Amount” and “Qualified Cash Equivalents” in Annex A of the Credit Agreement are amended to read as follows:

“Applicable Margin” means (i) with respect to the Term Loans, 3.00%, increasing to 6.00% on the first Anniversary Date; and (ii) with respect to the Revolving Loans, all other Obligations (other than the Term Loans), the Unused Line Fee and the Letter of Credit Fee, a rate per annum corresponding to the Levels set forth below opposite the Fixed Charge Coverage Ratio set forth below determined for the four-Fiscal Quarter Period ended as of the end of the most recent Fiscal Quarter.  The Applicable Margin shall be based on Level III from the Fifth Amendment Effective Date until delivery of Financial Statements evidencing a need for adjustment under the following grids, and (x) in no event shall Level I or Level II be available until after delivery of the Financial Statements for the Fiscal Quarter ending the last Sunday in January 2003, and (y) in no event shall Level I be available until after delivery of Financial Statements for the Fiscal Quarter ending the last Sunday in April 2003.  Adjustments in Applicable Margins shall be determined by reference to the following grid:

Fixed Charge Coverage Ratio:

If Fixed Charge Coverage Ratio is:	Level
Greater than or equal to 1.30:1.00	Level I
Greater than or equal to 1.10:1.00, but less than 1.30:1.00	Level II
Greater than or equal to 0.75:1.00, but less than 1.10:1.00	Level III
Less than 0.75:1.00	Level IV

Low to High

	Applicable Margins
	Level I	Level II	Level III	Level IV
Base Rate Revolving Loans	0.00%	0.50%	1.00%	1.50%
LIBOR Revolving Loans	2.25%	2.75%	3.25%	3.75%
Unused Line Fees	0.50%	0.50%	0.50%	0.625%
Letter of Credit Fees	2.25%	2.75%	3.25%	3.75%

All adjustments in the Applicable Margin shall be based on the unaudited Financial Statements delivered pursuant to Section 5.2(b) and shall be implemented on the first day of the calendar month commencing at least 5 days after the date of delivery to the Lenders of the Financial Statements evidencing the need for an adjustment, provided, however, that if the Applicable Margins are adjusted at the end of any Fiscal Year based upon unaudited Financial Statements delivered pursuant to Section 5.2(b) and if Fixed Charge Coverage Ratio determined from the audited Financial Statements for such Fiscal Year requires an adjustment in the Applicable Margins that would result in higher Applicable Margins, then the Applicable Margins shall be adjusted retroactively based on such audited Financial Statements and any increased amount owed by the Borrowers as a result thereof shall be paid on the next applicable payment date.  Failure to timely deliver any Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required.  If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, such reduction shall not occur.”

“Maximum Inventory Loan Amount” means $70,000,000 for both of FMC and FRC combined.

“Maximum Revolver Amount” means $130,000,000.

“Qualified Cash Equivalents” means, as of the date for any Person, the balance of cash and marketable securities held by such Person in the United States on such date, which cash and marketable securities are held in an account with the Agent and are subject to a first priority, perfected Lien in favor of the Agent and the use of which is not otherwise restricted, by law or by agreement.

2.2                                 Additions to Annex A to Credit Agreement (Definitions).  The following definitions of “Borrower Liquidity”, “Fifth Amendment”, “Fifth Amendment Effective Date”, “Fleetwood Liquidity”, “Flexibility Conditions”, “Release Certificate”, “Release Date”,

 “Release Eligible Real Estate”, “Release Property” “Supermajority Lenders” and “Warehouse Financing Line of Credit” are added in Annex A of the Credit Agreement in appropriate alphabetical order:

“Borrower Liquidity” means, for any calendar month, the sum of (a) the average daily Aggregate Availability during such calendar month plus (b) the average daily Qualified Cash Equivalents held by the Borrowers.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement and Consent of Guarantors, dated as of January 24, 2003, and entered into by and among Fleetwood, Holdings and its Subsidiaries listed on the signature pages thereof Retail and its Subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders to this Agreement and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

“Fifth Amendment Effective Date” means the later of (x) January 24, 2003 or (y) the date upon which each of the conditions set forth in Section 4 of the Fifth Amendment has been satisfied and the Fifth Amendment has become effective.

“Fleetwood Liquidity” means, for any calendar month, the sum of (a) the average daily Aggregate Availability during such calendar month plus (b) the average daily Qualified Cash Equivalents held by the Loan Parties.

“Flexibility Conditions” means as of any date and with respect to any transaction, (a) no Default or Event of Default has occurred and is continuing as of such date both before and after giving effect to such transaction, (b) Fleetwood Liquidity for the thirty-day period ending as of the date of the applicable transaction, calculated on a pro forma basis as if such transaction had occurred on the first day of such thirty-day period, is in compliance with the requirement of such Section 7.23(a) for the then current calendar month; and (c) Borrower Liquidity for the thirty-day period ending as of the date of the applicable transaction, calculated on a pro forma basis as if such transaction had occurred on the first day of such thirty-day period, is in compliance with the requirement of such Section 7.23(b) for the then current calendar month.

“Release Certificate” has the meaning provided in Section 2.7(a).

“Release Date” has the meaning provided in Section 2.7(a).

“Release Eligible Real Estate” means the Real Estate listed on Schedule 1.4, to the Agreement, in which the Agent, for the benefit of the Lenders, has been granted a first priority Lien, and such Lien remains in effect on the Fifth Amendment Effective Date.

“Release Property” has the meaning provided in Section 2.7(a).

“Supermajority Lenders” means at any date of determination Lenders whose Pro Rata Shares aggregate more than 75%.

“Warehouse Financing Line of Credit” means a line of credit entered into by Finance Co., the proceeds of which are used solely to either (a) fund loans to retail customers who are purchasing products manufactured by Fleetwood or its Subsidiaries from (i) Fleetwood, (ii) Subsidiaries of Fleetwood or (iii) independent dealers who are, as of the date of the funding of the loan to the applicable retain customer, purchasing from Fleetwood or its Subsidiaries new products manufactured by Fleetwood or its Subsidiaries, or (b) refinance or restructure loans to retail customers described in clause (a) of this definition; provided that the documents and other agreements executed by Fleetwood in connection with such Warehouse Financing Line of Credit are reasonably satisfactory in form and substance to the Agent.

2.3                                 Amendment to Schedule 1.2.  Schedule 1.2 of the Credit Agreement is deleted and replaced with Schedule 1.2 attached hereto.

2.4                                 Amendment to Section 1.2.  Clause (i) of Section 1.2 is amended by deleting the “$10,000,000” appearing therein and replacing it with “$7,500,000”.

2.5                                 Amendment to Article 2.  Section 2.7 shall be deleted in its entirety and the following Section 2.7 and Section 2.8 shall be added at the end of Article 2:

“2.7                           Release of Certain Collateral.  From and after the Fifth Amendment Effective Date and prior to the date six months after the Fifth Amendment Effective Date, Borrowers may request a release (the “Property Release”) of the Lien in favor of the Collateral Agent for the benefit of the Lenders on the Release Eligible Real Estate; provided that as of the date of the Property Release, the following conditions are satisfied:

(a)                                  not later than thirty (30) days prior to the date of the Property Release, the Borrowers have provided the Agent with a certificate (the “Release Certificate”) identifying the Release Eligible Real Estate to be released (the “Release Property”) and stating the proposed date of the Property Release (such date, the “Release Date”);

(b)                                 no Default or Event of Default has occurred and is continuing as of the date of the Release Certificate and as of the Release Date, both before and after giving effect to the Property Release;

(c)                                  the Flexibility Conditions are satisfied as of the Release Date both before and immediately after giving effect to the Property Release;

(d)                                 the Agent shall have received an appraisal or appraisals (in form and substance and by an appraiser reasonably satisfactory to Agent) for the parcels of Release Eligible Real Estate that are not being released (such parcels, the “Appraised Parcels”), dated no more than three (3) months prior to the Release Date; and

(e)                                  the Appraised Parcels shall have an appraised value, as set forth in the appraisals provided pursuant to clause (d) of this Section 2.7, of at least $60,000,000.

On the Release Date, if the conditions set forth in this Section 2.7 are satisfied, all Liens on the Release Property in favor of the Collateral Agent for the benefit of the Lenders shall be released.

2.8                                 Substitution of Property.  Borrowers may from time to time provide substitute real property collateral (the “Substituted Property”) for any real property Collateral; provided that for each such substitution (a “Property Substitution”) the following conditions are satisfied with respect to such Property Substitution and the applicable Substituted Property:

(a)                                  no Default or Event of Default has occurred and is continuing both before and after giving effect to such Property Substitution;

(b)                                 the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to such Property Substitution;

(c)                                  the applicable Substituted Property is free and clear of all Liens other than Liens described in clauses (a), (b) and (e) of the definition of Permitted Liens;

(d)                                 Agent shall have received an appraisal (in form and substance and by an appraiser reasonably satisfactory to Agent) for the applicable Substituted Property (the “Substituted Property Appraisal”), dated no more than three (3) months prior to the date of such Property Substitution;

(e)                                  the appraised value of the applicable Substituted Property, as set forth in the Substituted Property Appraisal be equal to or greater than the value, as reasonably determined by Agent, of the portion of the Collateral being replaced (the “Replaced Property”);

(f)                                    Agent shall have received each of the following:

(i)                                     a fully executed Mortgage (the “Substituted Property Mortgage”) with respect to each parcel of the Substituted Property, in substantially the form of the Mortgages delivered as of the Closing Date, with such modifications thereto as shall be advisable with respect to the local jurisdictions in which the Substitute Property is located;

(ii)                                  an ALTA extended coverage title policy or policies, in form and substance and in amounts and with such endorsements as are acceptable to the Agent, with respect to each Substituted Property Mortgage;

(iii)                               duly executed UCC-3 Termination Statements or such other instruments or evidence, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens, if any, on the Substituted Property; and

(iv)                              to the extent reasonably requested by the Agent or the Majority Lenders (or if an Event of Default has occurred and is continuing, any Lender), environmental audits, surveys, title reports and any other document reasonably requested by the Agent, the Majority Lenders or any Lender, as applicable, with respect to the Substituted Property; and

(v)                                 opinions of counsel for the Borrower which is the owner of the Substituted Property as the Agent shall reasonably request, in a form, scope and substance reasonably satisfactory to the Agent and its counsel;

(g)                                 Borrowers shall have paid all reasonable costs related to such Property Substitution, including, but not limited to, reasonable attorney’s fees or fees related to appraisers, and consultants, filing fees and the cost of ALTA extended coverage title policies for the Substituted Property required above, in connection with any request for Property Substitution, and as a condition to such substitution, Borrowers shall have provided evidence to Agent that Borrowers have paid, or made arrangement satisfactory to Agent for the payment of, all such costs which became due and payable prior to or concurrently with such Property Substitution; and

(h)                                 Borrowers shall execute such other documents and agreements as Agent may require to encumber the Substituted Property and amend the Loan Documents to reflect the replacement of the Substitute Property for the Replaced Property.

Upon a substitution of Substituted Property pursuant to the provisions of this Section 2.8, all Liens on the Replaced Property in favor of the Collateral Agent for the benefit of the Lenders shall be released.”

2.6                                 Amendment to Section 5.2.  Clause (m) of Section 5.2 shall be amended to read as follows:

(m)                               Not later than the 15th day of each month a report, in form and substance satisfactory to the Agent, with respect to the Repurchase Obligations.

2.7                                 Amendment to Section 7.9.  Section 7.9 shall be amended by deleting the “and” at the end of clause (g) thereof, deleting the “.” at the end of clause (h) thereof and replacing it with “; and” and adding the following new subsection (i) after subsection (h):

“(i)                               any sale or other disposition by Fleetwood or any Borrower of property that does not constitute Collateral, provided that the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to such sale or other disposition.”

2.8                                 Amendment to Section 7.10.  Section 7.10 will be amended as follows:

(a)                                  Section 7.10(a) shall be amended by deleting the “and” at the end of clause (vi) thereof, and adding the following after clause (vii):

“(viii) Borrowers may make Distributions to Fleetwood or any Excluded Subsidiary of assets or proceeds of sales of assets to the extent such assets do not in either case constitute Collateral; provided that the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to such Distribution; and (ix) any Borrower may repay advances the proceeds of which were received by such Borrower from Fleetwood after the Fifth Amendment Effective Date; provided that the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to such repayment;”

(b)                                 Section 7.10(c) shall be amended by deleting clauses (ix) and (x) thereof and replacing them with the following clauses (ix) and (x):

“(ix) Fleetwood may make advances to any Borrower after the Fifth Amendment Effective Date; and (x) Fleetwood may make additional capital contributions, loans or advances to the Excluded Subsidiaries (including Finance Co.) in excess of those permitted under clause (viii) hereof in an aggregate amount not to exceed $40,000,000 plus the lesser of (A) $10,000,000 and (B) the net amount of New Capital Proceeds received by Fleetwood after the Fifth Amendment Effective Date; provided that (x) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to such capital contribution, loan or advance and (y) the proceeds of any Restricted Investments in Finance Co. under this clause (x) are used by Finance Co. or any Financing Joint Venture primarily for the purpose of (I) funding loans to retail customers who are purchasing products manufactured by Fleetwood or its Subsidiaries from Fleetwood, Subsidiaries of Fleetwood or independent dealers who are, as of the date of the funding of the loan to the applicable retail customers, purchasing from Fleetwood or its Subsidiaries new products manufactured by Fleetwood or its Subsidiaries or (II) refinancing or restructuring loans to retail customers described in clause (I) of this clause (x).

2.9                                 Amendment to Section 7.12.  Section 7.12 is amended by renumbering the existing subsection (g) as subsection (h), and adding the following new subsection (g):

“(g)                           Guaranties by Fleetwood of the obligations of Finance Co. pursuant to a Warehouse Financing Line of Credit; provided that (x) the aggregate amount of such Warehouse Financing Line of Credit shall not exceed $175,000,000; (y) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to the issuance of such Guaranty; and”

2.10                           Amendment to Section 7.13.  Section 7.13 is amended by deleting the “.” at the end of subsection (r), replacing it with “;” and adding the following after subsection (r):

“(s)                            mortgage Debt of Fleetwood or any Borrower; provided that (x) such mortgage Debt is secured solely by Liens which attach only to property that does not constitute Collateral, and (y) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to the incurrence of such mortgage Debt;

(t)                                    Debt of Fleetwood the proceeds of which are applied solely for the purpose of paying benefits to employees or former employees who are participants in non-qualified benefit plans of Fleetwood and its Subsidiaries which are supported by the COLI Policies; provided that (x) such Debt is secured solely by Liens which attach only to the COLI Policies; and (y) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to the incurrence of such Debt;

(u)                                 Debt of Finance Co. incurred in connection with a Warehouse Financing Line of Credit; provided that (x) the aggregate principal amount of all such Warehouse Financing Lines of Credit shall not, in the aggregate, exceed $175,000,000, and (y) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to the incurrence of such Debt.”

2.11                           Amendment to Section 7.23.  Section 7.23 is deleted in its entirety and replaced with the following:

“7.23 Liquidity.

(a)                                  On a consolidated basis, Fleetwood shall maintain at all times Fleetwood Liquidity for the most recent calendar month of not equal to or less than $80,000,000, and

(b)                                 Borrowers (on a stand alone basis) shall maintain at all times Borrower Liquidity for the most recent calendar month of not equal to or less than $50,000,000.”

2.12                           Amendment to Section 7.24.  Section 7.24 is amended by replacing the table therein with the following table:

Period Ending	EBITDA
On the last Sunday in April 2003	$35,584,000
On the last Sunday in July 2003	$48,467,000
On the last Sunday in October 2003	$55,706,000
On the last Sunday in January 2004	$61,380,000
On the last Sunday in April 2004	$65,000,000

2.13                           Amendment to Section 7.25.  Section 7.25 is deleted in its entirety and replaced with the following:

“7.25                     Minimum Aggregate Availability.  The Borrowers shall maintain Aggregate Availability of not less than $30,000,000 at all times.”

2.14                           Amendment to Section 7.29.  Section 7.29 is amended by adding the following clause  (c) and the end thereof:

(c)                                  In addition, after the Fifth Amendment Effective Date, Fleetwood and the Fleetwood Trust may exchange (such exchange, the “Equity Exchange”) the Trust Securities outstanding on the Fifth Amendment Effective Date for Fleetwood common stock or warrants to purchase Fleetwood common stock; provided that (i) any expenses incurred by Fleetwood, the Fleetwood Trust or any Subsidiary of Fleetwood in connection with the Equity Exchange (including any taxes and transaction fees payable by Fleetwood on a pro forma basis), shall be paid solely with the proceeds of Fleetwood common stock and warrants to purchase Fleetwood common stock (provided that up to $15,000,000 of such expenses may be paid with cash of Fleetwood (but not cash of any Borrower of Fleetwood)); and (ii) the Flexibility Conditions are satisfied as of the date of and both before and immediately after giving effect to the Equity Exchange.

2.15                           Amendment to Section 11.1.  Section 11.1 (a) is amended by (i) deleting clause (D) and clause (E) of clause (i) thereof and replacing them with the following:

“(D)                         change the definitions of “Majority Lenders”, “Required Lenders” or “Supermajority Lenders”;

(E)                                 permit the Agent to contractually subordinate its Lien on any Collateral to any other Lien, except as permitted by the Credit Agreement as in effect on the Fifth Amendment Effective Date;

(F)                                 increase the amount of Agent Advances permitted pursuant to Section 1.2(i); or

(G)                                amend Section 3.8 or Section 7.25 or”;

(ii) adding an “or” at the end of clause (iii) thereof; and (iii) adding the following clause (iv) immediately after clause (iii) thereof:

“(iv)                        no such waiver, amendment, or consent shall, unless in writing and signed by the Supermajority Lenders, Fleetwood and the Borrowers and acknowledged by the Agent, amend Article 12;”

2.16                           Amendment to Section 12.11.  Section 12.11(a) is amended by deleting the “or” after clause (v) and adding the following new clauses (vi) and (vii) at the end of the first sentence thereof:

(vi) any real property constituting Released Property (as such term is defined in Section 2.7), provided that the conditions to release set forth in such Section 2.7 have been satisfied; or (vii) any real property constituting Replaced Property (as such term is defined in Section 2.8).

2.17                           Amendment to Article 12.  Article 12 is amended by adding the following new Section 12.22 at the end thereof:

“12.22               Foreclosure/Environmental Reports.  Unless otherwise agreed by all Lenders, Agent will not foreclose on any real property Collateral unless, prior to such foreclosure Agent and the Lenders have received an environmental report, which report shall be reasonably acceptable in form and substance to Agent and Supermajority Lenders, from an environmental consultant, selected by Agent.  Borrower shall pay the costs of obtaining any such environmental report.”

2.18                           Amendment to Article 13.  Article 13 is amended by adding the following new Section 13.19 at the end thereof:

“13. 19            Increases in Total Revolving Credit Commitment.

(a)                                  New Lenders.  The Borrowers have requested that the Revolving Credit Commitments be permitted to be increased to $130,000,000, and the Agent has agreed to use its best efforts to find one or more additional financial institutions to become parties to this Agreement (or Lenders to increase their Revolving Credit Commitments) (collectively, the “New Lenders”) with Revolving Credit Commitments not in excess of an amount sufficient to increase the Revolving Credit Commitments to $130,000,000 in the aggregate (the “Commitment Increase”).  On the New Lender Effective Date (as defined below), the Borrowers shall pay to the Agent for the pro rata account of all New Lenders an up-front fee equal to three-eighths of one percent (0.375%) times the aggregate amount of the increase in Commitments of all New Lenders with respect to such Commitment Increase.  The Agent shall have no liability to the Borrowers or the Lenders if the Agent is unable to successfully syndicate the Commitment Increase.  If the Agent is able to successfully syndicate the Commitment Increase, the Commitment Increase (or so much thereof as shall have been syndicated, as notified to the Borrowers and the Lenders by the Agent) shall become effective on the date specified by the Agent (the “New Lender Effective Date”); provided, however, that (i) no Default or Event of Default shall exist on such date, both before and after giving effect to the Commitment Increase, (ii) the New Lenders shall have entered into one or more joinder agreements, in form and substance satisfactory to the Agent, to become Lenders hereunder, (iii) the Borrowers shall have paid all fees and expenses in connection with the syndication and arrangement of the Commitment Increase, (iv) if requested by the New Lenders, the Borrowers shall have executed and delivered to the Agent for the benefit of the New Lenders promissory notes in the amount of the respective portion of the Commitment Increase, and (v) the Borrowers shall have delivered or caused to be delivered to the Agent such legal opinions, certificates and other documents as the Agent may reasonably request.

(b)                                 New Lender Effective Date.  On the New Lender Effective Date (i) Schedule 1.2 shall be amended to reflect the reallocated Revolving Credit Commitments, (ii) each New Lender shall become a Lender hereunder and under the other Loan Documents; (iii) the Borrowers shall pay the principal amount of, and accrued and unpaid interest on, Revolving Loans of the Lenders other than the New Lenders in an amount sufficient (as determined by the Agent) to permit the New Lender to fund Revolving Loans in an amount equal to the New Lenders’ Pro Rata Share of the then outstanding Revolving Loans, and in connection with such payment shall also pay breakage losses on such repayment in accordance with Section 4.4; and (iv) each New Lender shall fund Revolving Loans in an amount equal to its Pro Rata Share of the then outstanding Revolving Loans.

In no event shall the Revolving Credit Commitments exceed $130,000,000 without the consent of all Lenders.”

3.                                       REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each  Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

3.1                                 Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

3.2                                 Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

3.3                                 No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

3.4                                 Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

3.5                                 No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.6                                 No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

3.7                                 Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.                                       CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

4.1                                 Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

4.2                                 No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

4.3                                 Fees.  The Borrowers shall have paid to the Agent for the pro rata account of all Lenders (other than Terminating Lenders) an amendment fee equal to three-eighths of one percent (0.375%) times the aggregate Commitments of all Lenders as of the Fifth Amendment Effective Date, after giving effect to the Fifth Amendment.

4.4                                 Payment to Terminating Lenders.  The Borrowers shall have paid to each Terminating Lender an amount equal to the principal balance of the Loans of such Terminating Lender plus all accrued interest and fees on the Commitments and Loans of such Terminating Lender through the Fifth Amendment Effective Date.

4.5                                 Other Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

5.                                       EFFECTIVE DATE.  This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 4, and each of the Lenders signatory hereto hereby waives any Default or Event of Default that may have arisen prior to the date of the Amendment, but that would not be a Default or Event of Default after giving effect to this Amendment.

6.                                       EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

7.                                       APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.                                       COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9.                                       CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Fifth Amendment to Credit Agreement and Security Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Kevin R. Kelly
Name:	Kevin R. Kelly
Title:	S.V.P.

CITICORP USA, INC., as a Terminating Lender

By:	/s/ James J. McCarthy
Name:	James J. McCarthy
Title:	Director & Vice President

HELLER FINANCIAL, INC., as a Lender

By:	/s/ Howard C. Bailey
Name:	Howard C. Bailey
Title:	Sr. Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Terminating Lender

By:	/s/ Dale George
Name:	Dale George
Title:	Vice President

FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Robert J. Cambora
Name:	Robert J. Cambora
Title:	Sr. Vice President

GMAC COMMERCIAL CREDIT LLC, as a Terminating Lender

By:	/s/ Victor Hordies
Name:	Victor Hordies
Title:	Vice President

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 24th day of January, 2003.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

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FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

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FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

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FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
BUCKINGHAM DEVELOPMENT CO.
FLEETWOOD INTERNATIONAL INC.

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

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